UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2022

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2022, Energy Focus, Inc. (the “Company”) announced that Clifford R. Griffin joined the Company as Senior Vice President, Corporate Controller and Chief Accounting Officer, effective August 1, 2022. Mr. Griffin reports to Stephen Socolof, the Company's Chairman and Interim Chief Executive Officer, and will serve as the Company’s principal accounting officer.
Mr. Griffin, age 65, is an accounting and finance executive with over thirty years of experience. Most recently, from 2019 to 2022, Mr. Griffin was the Corporate Controller at Babcock & Wilcox Enterprises, Inc., a large manufacturer of power generation and environmental equipment, with responsibility for global accounting and finance and public reporting, after serving as Assistant Corporate Controller from 2018 to 2019. Previously, from 2010 to 2018, he was the Corporate Controller for Advanced Lighting Technologies, LLC, a producer of lighting products, components, and systems. Mr. Griffin has also served as a global accounting and finance executive for manufacturers and distributors of life sciences products, materials, specialty chemicals, horticultural and transportation services companies. He received his Bachelor Science, Accounting from the University of Akron and is a licensed Certified Public Accountant.
As Senior Vice President, Corporate Controller and Chief Accounting Officer, Mr. Griffin receives an annual base salary and is eligible to participate in the compensation and benefit programs of the Company, including its annual cash incentive plan and the Company’s equity incentive plan, as well as other benefit plans and programs such as health and life insurance.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2022

ENERGY FOCUS, INC.

	By:	/s/ Stephen Socolof
	Name:	Stephen Socolof
	Title:	Chairman and Interim Chief Executive Officer